Additional Investor Presentation Materials March 2012 Materion Corporation Exhibit 99.1

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission.
Consequently these forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Advanced Material Technologies Segment (Advanced Materials Group)

Long term sustainable growth Profitable Markets Profitable Products Geographic Scope Best total cost solution Vertical Integration Advanced Materials Group 4 Growth

Chamber Serv N.A & Europe
TFS (excluding medical)
Medical
ME Packaging
Glass
Bar
Industrial
Jewelry
Other
Refining
Optics
Solar
Data Storage
Wireless
Semiconductors
Wireless - 34%
Semiconductors - 23%
Data Storage - 3%
Solar - 1%
Optics - 2%
Refining - 2%
Other - 8%
Jewelry - 6%
Industrial - 6%
Bar - 6%
Glass - 7%
ME Packaging - 1%
Chamber Serv N.A & Europe - 1%
TFS (excluding medical) - 1%
Medical - 1%

End Markets Sales 2011 Advanced Materials Group * % of Total Sales 5

Manufacturing Redundancy
Closer to Customers
Advanced Materials Group
Geographic Diversity

Albuquerque NM
Milwaukee WI
Buffalo NY
Wheatfield NY
Brewster NY
Newburyport MA
Ireland
Germany
Czech Republic
Singapore
Philippines
Taipei
China
South Korea

Advanced Materials Group Products 7

Advanced Materials Group 8 Processes

I/O Connector Contacts
Battery Contacts
Internal Antenna Contacts
Grounding Clips and
Audio Jacks
Micro Mezzanine Connectors for
LCD Screen
Internal Electronics and LED
• Thin Film Materials – Power amplifiers, LED,
SAW and BAW devices, filters, and ICs
• Hermetic Solutions for SAW
• Refining / Recycling
• Precision Parts Cleaning
Other Smart Phone Applications:
• Circuit Board and IC Inspection
• RoHS Compliance Assurance
• Cellular Infrastructure with High Power RF
Packaging
Internal Electronics
• Precursor materials for GaAs wafer
production
Applications
Smart Phones
Advanced Materials Group

Amorphous Silicon
Thin Film (PVD) Materials
Cadmium Telluride
Thin Film (PVD)  Materials
Copper Indium Gallium
Selenide (CIGS)
Thin Film (PVD) Materials
Concentrator Photovoltaic
Thin Film (PVD) Materials
Micro Electronic Packaging Products
Flexible Solar Cells / Building
Integrated Photovoltaic
Thin Film Services
.
Crystalline
Interconnect Materials
Applications
Solar Energy
Advanced Materials Group

Microelectronics & Services Group
Top Performers
Growth
LED
Wireless Application(s)
Advanced material solutions & services for high reliability applications
Unique vertical integration
Best total cost solution
Precision Parts Cleaning Refining

Services:
Precision parts cleaning
Precious metals refining &
recycling
Products:
Thin Film Deposition Materials
Electronic Packaging Products
High purity & specialty Materials

Advanced Chemicals Group
Specialty Inorganic Chemicals
Magnesium Fluoride
Thorium Floride
Phosophor
Top Performers
Growth
High Performance Material solution
Inorganic chemical synthesis and material transformation
Customizable solutions for best total cost
Solar Large Area Coating
Optical Materials Specialty Inorganic Chemicals
PVD Materials
Silver (Ag) Targets
Zinc Arsenide

Advanced Material Technologies Segment (Large Area Coatings & BARR Precision Optics Groups)

Key Markets
Products
Metal films
Clear conductive oxide films
Water vapor barrier films
Converted materials
Conductive traces
Conductive top sheets
Barrier components
Flex circuits
Medical
Solar TFPV
Displays
Flexible electronics
Specialty applications
Core
Technology
sputtered metals
sputtered oxides
barrier films
slitting
rewinding
Materion Large Area Coatings Group Overview

MLAC Vision, Goals and Objectives
• Targeted Growth - Core Medical Bio-sensor Businesses
• Sustain Quality, Improve Yields and Increase Profitability
• WIN with Technology / R&D / Innovation
• Diversified Global Growth through Strategic NBO’s
• Initiate Proactive R & D and Increase Capacity for NBO’s
• Continue to Augment MLAC High Performance Team
• Grow through Strategic Augmentation Opportunities
• Leverage Materion Synergies Globally to Achieve Customers’ 1
Choice Status

st

• Medical • Flexible Engineered Films • Flexible Display • Thin Film Photovoltaics • Defense Applications MLAC Key Markets Diversified Growth 16

Medical BCoag
10.35%
FEF
9.34%
Medical BGTS
80.31%
Specialty Films
2.92%
TFPV
2.79%
Display
2.65%
Defense
0.49%
Medical Other Sensor
0.49%

MLAC 2011 Distribution of Business Key: BGTS = Blood Glucose Test Strips FEF = Flexible Engineered Films TFPV = Thin Film Photovoltaics Bcoag = Blood Coagulation Test Strips 17

MLAC Medical Markets
Current Market
NBO

Flexible
Circuits
POC Test Strips
Glucose
Coagulation
Ketones,
Creatinine, Lactate
Electrode Pads
Pain Management
Defibrillators
Other Sensors
(EEG, ECG, ENG,
EMG)
Metal
Coating
Medical Foams Medical Tapes

MLAC Key Focus Medical Markets • Medical Device Electrodes • Other POC Test Strips • Blood Coagulation Test Strips • Blood Glucose Test Strips 19

MATERION

United States and Canada
19.7
33.9
72%
Europe
28.3
37.4
32%
Middle East
20
52.8
164%
India
31.7
79.4
150%
China
20.7
42.3
104%
Southeast Asia
22.3
58.1
161%
Sub-Saharan Africa
7.1
18.6
162%
Latin America and the Caribbean
13.3
33.0
148%
Australia
0.9
1.7
89%
2000
2030

Projected Growth of Diagnosed Diabetes 438 million 171 million 250%+ Growth Forecast 20

For Diabetes, PVD is Technology of Choice
•
PVD vs. Conductive Ink
• Accuracy , Consistency,
Functionality
• Blood Sample Size
• No Code
• Increasing population
with diabetes
• No treatment, cure or
testing alternatives that
will obsolete BGTS or
significantly reduce
volume before 2015

Other 3%
Defense 15%
Projection Display 37%
Space 8%
Gas Sensing 9%
Life-science 10%
Thermal Imaging 18%

Materion Barr Precision Optics Group
Market Diversity
Projection Display, Gas sensing, Thermal
Imaging, Life Science and Medical Device, Space
& Astronomy, Defense
5 Manufacturing Sites
Westford MA (2), Tyngsboro MA, Buellton CA,
Shanghai CN
700 employees
More than 100 coating chambers
Strong customer relationships
Markets

Precision Optics Group Overview
Core Technology
Defense
Applications
Commercial
Application
Space, Science
& Astronomy
Thermal Imaging
Products
Flex Sensors
Visi-Lids®
Filter Sets
Rugates
Wafer Level
Color wheels
Linear Variable Filters
High Value Coatings
Non-optical Coatings
Hybrid Circuits
Light tunnels
Magnetron Sputter
Ion Beam Sputter
Thermal Evaporation
Ion Assisted Deposition
Optical Design
Opti-Mechanical
Lens Assembly
Silk screening
Precision Patterning
Singulation/Scribe
Sub Assembly/Potting
Solder assembly
Display Projections

16%
28%
12%
25%
19%
Defense
Thermal Imaging
Commercial
SS&A
Non-Optical

Market Breakdown 24

Performance Alloys Segment

Brush Performance Alloys - Overview
World Leader in Copper Beryllium
• North America’s only Bertrandite Ore Mine
• Only Fully Integrated Copper Beryllium Business
(mine – manufacture – sales – distribution - technical support)
• 900 Employees at 8 Locations
• Growing Non-Beryllium Product Family of High Performance Alloys
(Toughmet, Leaded CuNi wire, Moldmax V)
• Third Party Distribution is above 40% and Growing
• Sales are 50% outside North America and Growing

Operations and Distribution
Operation Location Products
Mine Delta, UT Bertrandite Ore
Chemical Mill Be Hydroxide
Primary Operations Elmore, OH Cast Billets
Strip Mill Strip Coils
Bulk Mill Rod, Bar, Tube and Plate
Finishing Operations Reading, PA Finished Strip and R&W
Non-Be Casting Lorain, OH Cast Billets and Shapes
Distribution Chicago, IL Finished Strip
Detroit, MI Finished Bulk
Stuttgart, Germany Finished Strip
Fukaya, Japan Finished Strip

Independent Distributors
Americas Europe
- Admiral Metals - Bohler Uddeholm
- Bohler Uddeholm - Busby Metals
- Busby Metals - Laminaries Matthey
- EJ Brooks - Stainless
- Farmers - Thyssen Krupp
- Mead Metals
Asia
- Schmoltz & Bickenback - ASSAB Pacific
- Southern Copper & Supply - ATP
- Thyssen Krupp - James Coppel Lee
- Trident - Oristar
- Tai Mao
- Yamato Miyoshi
- Yee Chong

Why use Cu Be and our other Alloys?
• High Strength and Hardness
• High Thermal Conductivity
• High Thermal Stability
• High Electrical Conductivity
• Stress Relaxation Resistant
• Miniaturization
• Anti-Microbial
• Non-Biofouling
• Non-Magnetic
• Anti-Galling
• Corrosion Resistant
• Good Machinability
• Good Castability
• Good Formability
• Good Tribology
• Age Hardening
• Non-Sparking

Medical
2%
Other
7%
Industrial Components &
Commercial Aerospace
20%
Defense & Science
3%
Appliance
10%
Consumer Electronics
21%
Automotive Electronics
11%
Telecommunications
Infrastructure
13%
Energy
13%

Markets Served 2011 30

Major Product Forms • Strip • Rod • Wire • Plate • Bar • Tube • Billet • Casting Alloys • Machined Parts 31

Market Overview
•Processor heat sink and power contact.
•Large CAGR in tablet / Ultrabook market.
market .
•5 Mega Pixel Camera usage growing.
Key Customers
•Transcendent (Kindle)
•Ultra Book (Acer, ASUS & Sony)
•Apple
•HP
•Dell
•Panasonic
Product & Services Offered
• 25 RT, 290, 17460
• T3 for VCM
Notebook/Netbook/ Tablet
• Continue to provide design support to 1
st
tier suppliers (i.e. Winston, Transcendent)
• Provide competitive pricing and training
to our distributors
• Continue to understand market dynamics
and trends.
• Establish better relationships with OEMs
• Teardown studies

Key Actions for Growth

Market Overview
Key Customers
Oil & Gas
• Directional drilling and production
equipment.
• Hydraulic fracturing,  deep offshore  projects
• Chinese producers are offering low prices
• New Product - - ToughMet 3 TS 120
• Slumberger,  Halliburton, GE Energy,
Cameron, Expro, National Oilwell Varco,
Aker Solutions
• Drill & lift bearings, drilling tools, ROVs,
XMAS trees, BOP’s, sampling tools
Key Actions for Growth

• Specs, Sour & Mechanical Testing.
• Launch ToughMet 3 TS120 & TS9X
• Design and Material Selection assistance.
• Robust Supply Chain.
• Move downstream with Value Added
machined parts where applicable.

Market Overview
Key Customers
1915 / 1916 Rod & Wire
• Industrial Connectors (Transportation, Coax)
• We are only domestic manufacturer.
• Competitive pricing – need cost effective
manufacturing to make acceptable margin.
• New Process – Multihole Wire Drawing
• Deutsch
• TriStar,
• New Asia opportunities.
Key Actions for Growth
• Reliable supply at “reasonable” premium
prices.
• Expand our customer base. International
opportunities.

Market Overview
Key Customers
Aerospace
• T3,  CuBe, and Bronze RBTP for
bearings.
• B-787, 747-800, A-380, A-350 XWB, C-
Series, C919, narrow and wide body
retrofits. Use of T3 on new production of
737, 767, 777, A320
• New Growth opportunities at Embraer
and CATIC
• Airbus, Boeing, Bombardier, Cessna,
Lockheed, Goodrich, Honeywell, Messier-
Dowty,  Heroux, SKF, FTI, Kamatics,
Lufthansa Technik,  PSI Bearings, RBC-
Heim, Minnebea, Sumitomo, Revima,
Parker, Spirit Aero
Key Actions for Growth
• Increase Rod HW and Machined Blanks
market share in NAM and Europe
• Blended Cu-Be Specifications
• Inventory in China

Market Overview
Key Customers (demand generators)
Mechanical Systems
• Plain bearings in mining, construction,mfg.
• Growing in robust/recovering markets
• ToughMet brand equity, case histories
• Great opportunity to sell Value Added
products.
• Joy Global, Caterpillar (w/Bucyrus),
Cummins, Hitachi/Deere
Key Competitors
• Integrated bronze bearing makers
• Other materials: steel, polymers,
composites
Key Actions for Growth
• Develop additional machining capacity.
• Promote our capabilities.

Elmore Presentation Materials

Introduction Performance Alloys Overview Operations Overview Beryllium & Composites Overview Operating Strategy Quality Philosophy Lean Six Sigma 38

Bulk
(35%)
Strip
(65%)
Performance Alloys
Strip Markets
Telecom Infrastructure
Consumer Electronics
Automotive Electronics
Appliance
Bulk Markets
Plastic molds
Undersea cable amplifiers
Aerospace landing gear bearings
Oil and gas drilling equipment
Heavy Equipment
Bearings & Bushings

Locations
Manufacturing:
Delta, UT; Elmore, OH; Lorain, OH; Reading, PA
Distribution and Sales Offices:
Detroit, Chicago, Los Angeles, Houston, Alberta, Toronto/Quebec, Mexico, Brazil
International:  UK, Germany, Switzerland, Australia, France, Japan, Singapore, HK,
Taiwan, China, Korea, India

50% of Alloy Sales outside
U.S.
Singapore
Tokyo / Fukaya
Dongguang
Hong Kong
Reading, UK
Stuttgart
Taiwan
Shanghai
Seoul
Italy
Spain/
Portugal
Materion Brush International Inc.

Technical/Marketing & Service Centers

Material selection is based on combinations
of mechanical and physical properties
Strength
Conductivity, resistivity
Formability, ductility, crimpability
Stability
Stiffness
Magnetic permeability
Corrosion resistance
High Temperature Properties
Damage tolerance
Copper Alloys

® ®

®

Turbine
Control electronics
Turbine
Steering actuator pad
Control unit
Bias unit

- 
- 
- 
- 
- 
- ®

Rotary Steerable Drilling Tool
Most popular offshore drilling tool for all the major oilfield engineering companies.
Drill directional cylindrical hole as opposed to elliptical hole by aiming the bit.
Reduce both drilling time and cementing completion cost by 30%.
Significantly reduce risk of borehole subsidence during drilling.
Saves several million dollars of investment for each well.
Electronics housing &moving parts of bias unit are built 100% of ToughMet .
ToughMet alloy enabled the realization of this device. Use of ToughMet in Oilfield continues growing. Half of the growth is in this type of tool.
ToughMet
: High Strength, Corrosion Resistant,
Low Friction, Non-Galling, Non-Magnetic,
Easy to Machine, Readily Available.

MATERION

®

→

FLIR
216 °F
350
322
52
10:32:33 e=1.00 Trefl=68

Global Plastic Tooling Case Study
Benefits of MoldMAX Insert
20% faster cycle (122s 98s)
Increased annual production by 500,000 bases
Better dimensional control of hub
Global has converted 16 tools in Canada
Looking at more tools in China
Also using MoldMAX
®
molds for seats and backs

Materion and SARMA (SKF-Aerospace-Europe)
Cooperated to develop new high-strength,
low weight sphericals for aircraft  by
combining titanium and ToughMet
components.
ToughMet ® sales to Aerospace is growing
rapidly.  The primary application is to attach
landing gear to wing and fuselage.
Twin-aisle Aircraft weight is reduced by
approx.
ToughMet alloy is the only metal found to
provide the strength required without
damaging the surface- treated high-strength
titanium alloy housing.
8 inches diameter

Bushing Applications ToughMet Bushing Application 46

Operations Overview 47

Supply Chain
Utah
Be(OH)
*Elmore:
Primary Operations
Strip Operations
Bulk Operations
Be Products Operations
Strip and
Rod & Wire
Basestock
Strip & Bulk
Products
Service
Centers &
Distributors
Reading
Strip and
Rod & Wire
Products
Alloy
Products
Be Products
Elmore*

2

Key Processes and Flows
Location Operation Products
Delta, UT Mine Ore
Chemical Mill Hydroxide
Elmore, OH Primary Operations Cast Billets
Strip Mill Strip Coils
Bulk Mill Rod, Bar, Tube, and Plate
Beryllium Products Machined Beryllium Metal
Reading, PA Finishing Mill Finished Strip
Rod and Wire
Lorain, OH Non-beryllium Casting Cast Forms
Key Processes and Flows

Delta Facility - Statistics
73 employees - 43 hourly
3,080 acres-Mill
7,400 acres-Mine
92,197 square feet of building space-Mill
7,000 square feet of building space-Mine
5th largest private sector employer in Millard Co.
Facility established in 1968-69 production began in Sept. 1969
(mine land purchases began earlier in the 60's)

Delta Mine Operations Topaz Mine Unloading Ore at Mill 51

Delta Mill Operations Wet Grind Leach CCD Solvent Extraction 52

Delta Mill Operations Beryl Plant Beryl Ore Beryl Furnace Beryllium Hydrolysis Drumming Station 53

Elmore Facility 54

Elmore Facility – Statistics 640 employees 439 acres 1,000,000 square feet of building space Second largest private sector employer in Ottawa County 55

Plant Layout
Front Gate
N
Whiting Arc
Furnace
West
Admin.
Bldg.
East
Admin.
Bldg.
Beryllium
Products
Old Strip Mill
Old Cast Shop
Billet Prep
Rod, Bar
& Tube
Mill
New Cast
Shop
and
New Strip
Mill
Pebble
Plant

Primary Operations
Responsible for hot metal casting of materials utilizing four direct chill cast Induction furnaces; one Whiting arc furnace, two 30-ton Induction furnaces
Casting is comprised of Master Alloy, normally classified as 4% BCMA, foundry products of various billet and ingot configurations, and primary product, normally in large rectangular strip (8”x18”x360”) and various size (up to 23” diameter) round billet forms.
Re-melting of scrap (RMS) is performed on customer return and internally generated scrap as required, and makes up about 10% of the casting activity.
Billets and ingots are cast for downstream processing and/or customer sale as produced from these 6 furnaces.  Cast billets are normally cropped at the end for quality purposes before being used by the customers for further processing.

Primary Operations Direct Chill Casting 58

Strip Operations
Business:
Production of high performance CuBe and NiBe strip product in coil form.  Width is up to 24” wide and thickness from 0.0079” to 0.186”.
Seventy percent of shipments are to Brush Wellman’s Reading, PA facility where additional processing is performed and the remaining thirty percent is to various Brush Wellman service centers.
Markets:
Primary end use of Strip Product is for electrical connectors used in the Automotive, Appliance, Computer and Telecommunications
industries.  Many niche applications exist for critical safety applications like automotive air bags and overhead sprinkler systems.
Process:
Strip Operations involve batch processing for Heating, Hot
Rolling, Milling, Cold Rolling, Edge Trimming, Heat Treating, Oxide
Removal, Cleaning and Brush Finishing the surface.  Over $100 million was invested in new equipment for Strip Operations in the late 90’s.

Strip Operations Hot Rolling Slab Milling Cold Rolling 60

Strip Operations Anneal & Pickle Age Finish Pickle 61

Bulk Products Manufacturing
Business:
Produces engineered alloys in cast and wrought
shapes including round rod, rectangular bar, tube, plate,
machined parts and wire.
Markets:
Aerospace, Automotive, Bearing, Oil, Gas and
Mining, Plastic Tooling, Resistance Welding,
Telecommunications, and Undersea.
Process:
Hot working operations (extruding and hot rolling); Open die and rotary forging; Solution and precipitation heat treat; Final cold working and finish sizing
Subsequent processes are performed in Elmore, Lorain, Reading, the
Warren SC and several external vendors.

Extrusion Billet Prep Drawbench Bulk Products Manufacturing 63

Beryllium & Composites Manufacturing
Business:
Production of Be and Be containing materials.
Including AlBeMet and BeO powder.
Markets:
Defense, Aerospace.
Satellites, optical systems, nuclear, avionics, inertial guidance.
Process:
Primarily the production, consolidation, and
machining of powder metal derived products.  We are a
highly specialized metals manufacturer providing custom
designed products.  As such, the business is essentially
operated as a job shop supplying numerous products in
generally low quantities.

Materion Brush Beryllium Products & Composites
What do we make?
Be Metal E-materials
AlBeMet Beryllium oxide & chemicals
X-ray/UHV windows
NEW:
SupremEX – Metal Matrix Composite
Why Beryllium?
Our materials enable
engineers to design and build lighter, faster, accurate, and more reliable systems.
•
Lighter than Aluminum
•
Stiff
•
Transparent to X-rays
•
Dampens vibration
•
Good thermal properties

Aircraft Electronic Applications
Fighter Aircraft F-16, F-22, JSF
Helicopter Apache, Kiowa Warrior
UAV
Applications
•
Countermeasures
•
Computers, Power Modules
•
Radar Subsystems
•
Microwave Substrates
AlBeMet
Electronic
Hardware

Optics - Avionics Beryllium makes great visible light and IR optics. Advanced FLIR and targeting systems. 67

Airborne FLIR Applications Fighter Aircraft (all) Helicopter (all) UAV • Globalhawk Applications • SNIPER/ATP • Arrowhead • LOROP • IFTS • LANTIRN • EOTS (JSF) FLIR = Forward Looking Infrared 68

Satellite/Scientific (Space) Applications
Surveillance
•
Classified
Strategic Missile Defense
•
Classified, SBIRS High and Low
Communications
•
Classified
Scientific Applications
•
JWST
•
NPOESS
•
GOES
DMSP

Spitzer Telescope – All Beryllium Design Optics - Space 70

MATERION

Composite Structure
Sensor Optics Not Shown
Attitude Control Systems (2)
Divert Thrusters (4)
Nitrogen Bottles (2)
Kill Vehicle
EO Sensor Sunshade Cover

Missile Applications
Beryllium Sunshade and Optics
Trident
Strategic Missile Maintenance
•
Trident Upgrade – Current
•
Minuteman, Peacekeeper, Others
Strategic Missile Defense
•
GBI/EKV
•
LEAP
•
Applications
•
Guidance Components
•
Optics
•
Electronic Substrates

Nuclear
Nuclear Reactors
Fusion Test Reactors:
o Materion Brush Beryllium Products
& Composites is baseline on all
international reactor designs.
JET – Current Program
o Sales 2006-7: $7.9 M. UK
ITER – “The next generation”
o Developmental sales and research
now.
o Construction 2010’s France
Weapons Systems

Pebble Plant 73

Pebble Plant Expansion Pebble Plant estimate for construction: approximately $90 million Department of Defense (Managed @ WPAFB) 74

Beryllium Reduction
(“Pebbles”)
Mining & Extraction –
Utah Operations
Vacuum Cast Ingot
Chipping and Powdering
Vacuum Hot Pressing
(Billets)
Precision Machined
Mill Products
Customer Orders
Recycled Scrap and Chip
Deactivated CY
2000
Source: DLA
Stockpile
Materion – Integrated Beryllium
Products Producer

Reading Facility 76

Reading Facility - Statistics 134 employees (104 hourly) 123,000 square feet of building space 42 Acres In operation since 1958 77

Reading Operations Rolling Mill Hardening Wire Drawing Rod Straightening 78

Quality  Philosophy:
Materion is dedicated to excellence in customer satisfaction by providing superior products and services. We improve the
superiority of our products and services by continually reducing waste and variability in our processes.
Quality Systems – Materion Plants and Service Centers are certified to the International
Quality Standard ISO 9001-2000.
Industry Certifications – When specific industries require additional quality certifications Materion facilities attain the necessary registrations. Examples include
AS9100 (Aerospace)
Testing Lab Certification – Chemical and Mechanical Test Labs have been accredited to ISO 17025 (Testing Competence) to assure reliable test results for our products and processes.
Customer Service – Materion is focused on providing all customers with technical assistance that is designed to improve the performance of our materials in demanding applications.
Quality

Thank You